MORGAN KEEGAN SELECT FUND, INC.
            REGIONS MORGAN KEEGAN SELECT LEADER SHORT TERM BOND FUND

                         Supplement dated July 6, 2005
                                     to the
                       Prospectus dated February 18, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS FOR MORGAN KEEGAN SELECT FUND, INC. DATED FEBRUARY 18, 2005. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

Regions Morgan Keegan Select LEADER Short Term Bond Fund
--------------------------------------------------------

         Effective July 6, 2005, all references in the Prospectus to direct account holders shall be deleted in their entirety. New shareholders may purchase shares of the fund through their Morgan Keegan Financial Adviser, a Regions Morgan Keegan Trust Administrator or by calling Morgan Keegan at 800-222-8866.

         In addition, the first sentence under the caption "Exchange Privileges" on page 14 of the Prospectus is replaced in its entirety with the following:

                  Beginning on or about October 1, 2005, shareholders may exchange shares of the fund into shares of the same class of another Morgan Keegan Select Fund, Inc. series without paying a sales charge by contacting their Morgan Keegan Financial Adviser, a Regions Morgan Keegan Trust Administrator or by calling Morgan Keegan at 800-222-8866.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE









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